MORTGAGE


         This Mortgage is made this 7th day of May, 1996, between Winland Electronics Incorporated, a Minnesota Corporation (herein called the "Mortgagor"), and Norwest Bank Minnesota South, National Association (herein called "Mortgagee").

         WITNESSETH, THAT, in consideration of the sum of Fifty Seven Thousand Seven Hundred Twenty Five Dollars and 00/100 Dollars ($57,725.00), to him in hand paid by the Mortgagee, the receipt whereof is hereby acknowledged, the Mortgagor does hereby mortgage, grant, bargain, sell and convey unto the Mortgagee, forever, all the tract(s) or parcel(s) of land (hereinafter called the "Land"), located in the County of Blue Earth, and State of Minnesota described as follows:

         Lots Four (4) and Five (5), Block Three (3), EXCEPT that part of Lot 5 lying southerly of a line parallel with and distance 201.90 feet south of the North line of said Lot 5, Eastwood Industrial Centre, the 5 perimeter corners of which subdivision are marked with Judicial Landmarks.

         SUBJECT TO:           Easements of Record AND
                               A Mortgage/SSA/FFS Filed for record as document no. 49093 on August 12, 1994 in favor of the City of Mankato in the amount of $1,935,000.00 and Amendment to Mortgage dated 12/28/94 noting additional $264,620.00 and filed as document no.
                               49815.

         TOGETHER With all the buildings and improvements now or hereafter erected thereon, and all lighting, heating, ventilating, air-conditioning, sprinkling and plumbing fixtures, water and power systems, engines and machinery, boilers, ranges, ovens, dishwashers, carpeting, mirrors and mantels, furnaces, oil burners, elevators and motors, refrigeration plants or units, communication systems, dynamos, transformers, electrical equipment, storm and screen windows, doors, awnings and shades and all other fixtures of every description now or hereafter found or used upon the property above described or appurtenant thereto, all of which, together with replacements and additions thereto, shall be deemed fixtures and subject to the lien hereof, and together with all hereditaments, easements, appurtenances, rents, issues, profits, royalties and mineral, oil and gas rights now and hereafter pertaining to the Land (all of the foregoing, together with said Land, are hereinafter referred to as the "Mortgaged Property").

         TO HAVE AND TO HOLD The Mortgaged Property unto the Mortgagee forever.

         PROVIDED, NEVERTHELESS, That if the Mortgagor (i) shall pay to the Mortgagee the sum of Fifty Seven Thousand Seven Hundred Twenty Five and 00/100 Dollars ($57,725.00), together with interest, in accordance with the terms of that certain promissory note of Mortgagor, of even date herewith, payable to the Mortgagee, which note matures on May 31, 2001, and any extensions or renewals thereof (such note and any such extension or renewal herein called the "Note"), which Note is [X] a single or multiple advance note, the proceeds which may not be readvanced following payment; or [ ] a revolving credit note under which advances, payments and readvances may be made from time to time, and (ii) shall also pay all other sums, with interest thereon, as may be advanced by the Mortgagee in accordance with this Mortgage or the payment of which may now or hereafter be secured by this Mortgage (the indebtedness evidenced by the Note and all other such sums are hereinafter collectively referred to as the "Indebtedness"), and (iii) shall also keep and perform all and singular the covenants herein contained on the part of the Mortgagor to be kept and performed, then, this Mortgage shall be null and void; otherwise this Mortgage shall be and remain in full force and effect. The maximum principal amount which at any one time may be outstanding on the Note, and secured by the Mortgage is $57,725.00. This mortgage [ ] is [X] is not a purchase money mortgage.

         The Mortgagor covenants that the Mortgagor is lawfully seized of the Mortgaged Property in fee simple and has the right to convey the Mortgaged Property; that the Mortgaged Property is free from all liens and encumbrances except as otherwise listed herein; that the Mortgagee shall quietly enjoy and possess the Mortgaged Property; that the Mortgagor will warrant and defend the title to the Mortgaged Property against all claims, whether now existing or hereafter arising, not hereinbefore expressly excepted; and that al buildings and improvements now or hereafter located on the Land are, or will be, located entirely within the boundaries of the Land. The covenants and warranties of this paragraph shall survive foreclosure of this Mortgage, and shall run with the Land.

         The Mortgagor further covenants and agrees as follows:

1. PAYMENT OF PRINCIPAL AND INTEREST AND COMPLIANCE WITH OTHER AGREEMENTS. The Mortgagor shall promptly pay when due the principal of and interest on the Note, prepayment charges, if any, provided in the Note, and all other indebtedness. The Mortgagor shall promptly and faithfully observe all of its obligations under the following agreements:

         and all of its obligations under any other agreement now in effect or hereafter made between the Mortgagor and Mortgagee.

2. FUNDS FOR TAXES AND INSURANCE. If requested at any time or from time to time by the Mortgagee, the Mortgagor shall pay to the Mortgagee on the day monthly installments of principal and interest are payable under the Note, until the Note is paid in full, a sum (hereinafter called "Funds") equal to one-twelfth of the yearly taxes and assessments levied against the Mortgaged Property, plus one-twelfth of yearly premium installments on insurance required under paragraph 8 hereof, all as estimated initially and from time to time by the Mortgagee, to be applied by the Mortgagee to pay said taxes, assessments and insurance premiums. No earnings or interest shall be payable to the Mortgagor on the Funds. Such Funds shall not be, nor be deemed to be, trust funds, and the Mortgagee shall have the right to hold the Funds in any manner the Mortgagee elects and may comingle the Funds with other moneys held by the Mortgagee.

                  If the amount of the Funds held by the Mortgagee shall exceed at any time the amount deemed necessary by the Mortgagee to provide for the payment of taxes, assessments and insurance premiums as they fall due, such excess shall, at the option of the Mortgagee, either be promptly repaid to the Mortgagor or be credited to the Mortgagor on monthly installments of Funds subsequently payable. If the amount of the Funds held by the Mortgagee shall not be sufficient at any time to pay taxes, assessments and insurance premiums as they fall due, the Mortgagor shall pay to the Mortgagee any amount necessary to make up the deficiency upon notice from the Mortgagee to the Mortgagor requesting payment thereof, and the Mortgagee may apply such amounts in such order of application as the Mortgagee may determine. Upon the occurrence of any Event of Default, as defined in paragraph 16 hereof, the Mortgagee may apply on the Indebtedness secured hereby, in such order of application as the Mortgagee may determine, any Funds then in the Mortgagee's possession.

                  Upon payment in full of all Indebtedness secured by this Mortgage, the Mortgagee shall promptly remit to the Mortgagor any Funds held by the Mortgagee.

                  If, under paragraph 16 hereof, the Mortgaged Property is sold or the Mortgaged Property is otherwise acquired by the Mortgagee, the Mortgagee may apply any funds then held by the Mortgagee as a credit against any taxes or insurance premiums then due or against the Indebtedness secured by this Mortgage, in such order of application as the Mortgagee may determine.

3. PAYMENT OF CHARGES AGAINST THE PREMISES. The Mortgagor also agrees to pay, before a penalty might attach for nonpayment thereof, all taxes and assessment and all other charges whatsoever levied upon or assessed or placed against the Mortgaged Property, by making payment directly to the payee thereof, or, if the Mortgagee so designates, by making payment in accordance with paragraph 2 hereof, and the Mortgagor will promptly deliver to the Mortgagee any official receipts received by the Mortgagor; to likewise pay all taxes, assessments and other charges, levied upon or assessed, placed or made against, or measured by, this Mortgage, or the recordation hereof, or the Indebtedness secured hereby, provided that the Mortgagor shall not be obligated to pay any such tax, assessment or charge if such payment would be contrary to law or would result in the payment of an unlawful rate of interest on the Indebtedness secured hereto. The Mortgagor shall promptly furnish to the Mortgagee all notices received by the Mortgagor of amounts due under this paragraph. In the event of the passage after the date of this Mortgage of any applicable law, creating or providing for any tax, assessment or charge which may not be lawfully paid by the Mortgagor, the Indebtedness secured hereby, together with interest due thereon, shall, at the option of the Mortgagee, become immediately due and payable.

4. APPLICATION OF PAYMENTS. All payments received by the Mortgagee under the Note of this Mortgage shall be applied by the Mortgagee in such order of application as the Mortgagee may determine.

5. LIENS. The Mortgagor shall keep the Mortgaged property free from all liens, whether prior or subordinate to this Mortgage, other than the lien of current real estate taxes and installments of official assessments with respect to which no penalty is yet payable; provided, that the Mortgagor shall not be required to discharge any lien so long as the Mortgagor shall agree to the payment of the obligations secured by such lien in a manner acceptable to the Mortgagee, or shall, in good faith, contest such lien by appropriate legal proceedings which shall operate to prevent the enforcement of the lien of forfeiture of the Mortgaged Property or any part thereof, and shall also give such reasonable security to Mortgagee as may be demanded by Mortgagee to insure compliance therewith.

6. HAZARD INSURANCE. The Mortgagor shall keep the buildings and other improvements now existing or hereafter erected on the Land insured by insurance carriers satisfactory to the Mortgagee against loss by fire, hazards included in the term "extended coverage", and such other hazards, casualties and contingencies, including war damage insurance, as may be required by the Mortgagee, for the full replacement cost thereof and for such periods as may be required by the Mortgagee. The policy of such insurance shall be in a form acceptable to Mortgagee and shall not contain a defense based on coinsurance, and shall contain the standard provision that no act of the Mortgagor or of his agents or representatives will render the policy void as to the Mortgagee or affect the Mortgagee's right to recover in case of loss, and the policy or policies of insurance shall have loss payable provisions in favor of and in form acceptable to the Mortgagee. The Mortgagor shall pay all premiums on such insurance by making payment, when due, directly to the insurance carriers, or if the Mortgagee so designates, by making payment in accordance with paragraph 2 hereof. The mortgagee shall have the right to hold the policies and renewals thereof, and the Mortgagor shall promptly furnish to the Mortgagee all renewal notices and all paid premium receipts received by him. In no event shall the Mortgagee be held responsible for failure to pay for any insurance written or for any loss or damage growing out of a defect in any policy or growing out of any failure of any insurance company to pay for any loss or damage insured against or for failure by the Mortgagee to effect the insurance required hereunder. In the event of loss, the Mortgagor shall give prompt notice by mail to the insurance carrier and the Mortgagee, and the Mortgagee may make proof of loss if not made promptly by the Mortgagor. The Mortgagor and Mortgagee shall jointly adjust the insurance; provided, however, that it is not paid within 45 days following the damage or destruction it may be adjusted by the Mortgagee alone at any time after said 45 day period if, but only if, an Event of Default exists at the time of adjustment. The Mortgagee is authorized and empowered to collect and receive insurance proceeds, and to apply the insurance proceeds or any part thereof, at the sole discretion of the Mortgagee, to the restoration or repair of the Mortgaged Property damaged or to the reduction of the Indebtedness secured hereby, in such order of application as the Mortgagee may determine. Any such application to the principal of the Note shall not extend or postpone the due date of the monthly installments referred to in the Note or change the amount of such installments. All policies of insurance and any and all refunds of unearned premiums are hereby assigned to the Mortgagee as additional security for the payment of the Indebtedness secured hereby. In event of foreclosure of this Mortgage, all right, title and interest of the Mortgagor in and to any insurance policies then in force shall pass to the purchaser at the foreclosure sale. The Mortgagor shall not maintain or permit to be maintained any insurance of the type referred to in this paragraph 6 with respect to the Mortgaged Property other than the insurance required under this paragraph 6. Notwithstanding anything contained in this paragraph to the contrary, if this Mortgage is on a condominium or a town house and if there is a master insurance policy in force covering the common areas and facilities and all condominiums and town houses located in that development, then, until otherwise notified in writing by the Mortgagee, the Mortgagor shall have no obligation to maintain the insurance required hereunder. Whenever such insurance is in force (regardless of whether requested by the Mortgagee or not) the Mortgagor hereby authorizes the Mortgagee to cancel such insurance whenever the Mortgagee determines that such insurance does not adequately protect the Mortgagee's interest.

7. PRESERVATION AND MAINTENANCE OF MORTGAGED PROPERTY. The Mortgagor shall keep the buildings and other improvements now or hereafter erected on the Land in good repair and condition, ordinary depreciation excepted, and shall provide all utility services necessary for the operation and preservation of the Mortgaged Property. The Mortgagor shall commit or permit no waste and unless the Mortgaged Property primarily consists of a single family dwelling or a duplex or other similar residential dwelling designed to be inhabited by no more than one or two families, shall not alter the design or structural character of any building now or hereafter erected on the Land without the prior written consent of the Mortgagee and in no event shall the Mortgagor do any act or thing which would unduly impair or depreciate the value of the Mortgaged Property. The Mortgagor shall not abandon the Mortgaged Property. The Mortgagor shall comply with all present and future laws, ordinances, regulations and requirements of any governmental body applicable to the Mortgaged Property and to the occupancy and operation thereof. If this Mortgage is on a condominium, the Mortgagor shall perform all of the Mortgagor's obligations under the Apartment Ownership Act of the State of Minnesota, the declaration of condominium, the by-laws and the regulations, if any, issued in accordance with the declaration or by-laws, or both. If this Mortgage is on a town house, the Mortgagor shall perform all of the Mortgagor's obligations under any and all applicable restrictions, articles of incorporation, by-laws and other documents pertaining to the town house development.

8. INSPECTION. The Mortgagee, or its agents, shall have the right at all reasonable times to enter upon the Mortgaged Property for the purposes of inspection without thereby becoming liable to the Mortgagor or any person in possession holding under the Mortgagor.

9. PROTECTION OF MORTGAGEE'S SECURITY. If the Mortgagor fails to perform any of the covenants and agreements contained in this Mortgage or if any action or proceeding is commenced which does or may adversely affect the Mortgaged Property or the interest of the Mortgagor or Mortgagee therein, or the title of the Mortgagor thereto, then the Mortgagee, at the Mortgagee's option, may perform such covenants and agreements, defend against and/or investigate such action or proceeding, and take such other action as the Mortgagee deems necessary to protect the Mortgagee's interest. The Mortgagee shall be the sole judge of the legality, validity and priority of any claims, liens, encumbrances, taxes, assessments, charges and premiums paid by it and of the amount necessary to be paid in satisfaction thereof. In the event that, after damage to or destruction of the Mortgaged Property or condemnation of a portion of the Mortgaged Property or a sale under threat thereof, the Mortgagee elects to restore the Mortgaged Property, and the insurance, sale or condemnation proceeds, as the case may be, which are paid to the Mortgagee are not sufficient to pay for such restoration, the Mortgagee may effect the restoration in such manner as it determines, and the cost thereof in excess of such proceeds, together with interest thereon from the date of disbursement at the rate provided in the Note (unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate permitted by applicable law) shall become an additional amount secured hereunder, and shall be immediately due and payable. Any amounts disbursed or incurred by the Mortgagee pursuant to this paragraph 9, including, but not limited to, reasonable attorney's fees, with interest thereon, shall become additional Indebtedness of the Mortgagor secured by this Mortgage. The Mortgagee is hereby given the irrevocable power of attorney (which power is coupled with an interest and given for security and is irrevocable) to enter upon the Mortgaged Property as the Mortgagor's agent and in the Mortgagor's name to perform any and all covenants and agreements to be performed by the Mortgagor as herein provided. All amounts disbursed or incurred by the Mortgagee pursuant to this paragraph 9 shall be payable upon demand, and shall bear interest from the date of disbursement or the date incurred at the rate stated in the Note, unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate permitted by applicable law. The Mortgagee shall, at its option be subrogated to any encumbrance, lien, claim or demand, and to all the rights and securities for payment thereof, paid or discharged with the principal sum secured hereby or by the Mortgagee under the provisions hereof, and any such subrogation rights shall be additional and cumulative security for this Mortgage. Nothing contained in this paragraph 9 shall require the Mortgagee to incur any expense or do any act hereunder, and the Mortgagee shall not be liable to the Mortgagor for any damages or claims arising out of action taken by the Mortgagee pursuant to this paragraph 9.

10. CONTAMINANTS. Mortgagor warrants and represents that there are not now, nor, to the best of Mortgagor's knowledge after reasonable investigation, have there ever been and, without the Mortgagor obtaining Mortgagee's consent and all requisite permits and approvals, there will not in the future be Contaminants stored, handled, or disposed of on the Property which would require cleanup, removal or other remedial action under any environmental laws. Contaminants shall mean materials, substances and compounds prohibited or regulated under any environmental laws. Mortgagor will immediately notify the Mortgagee, in writing, of any, (i) investigation, inquiry, claim or action by any governmental authority or other party, against the Mortgagor regarding any environmental laws, (ii) Contaminants on the Property which would require cleanup, removal or other remedial action under any environmental laws. Upon the Mortgagee's request, Mortgagor will periodically provide environmental assessments or compliance audits and agrees to permit environmental inspections and testing of the Property by the Mortgagee or its agents, at the Mortgagor's expense. If the Property is used for residential purposes, the preceding shall not apply to the presence, use, or storage on the Property of small quantities of Contaminants that are generally recognized to be appropriate to normal residential uses and to maintenance of the Property.

11. CONDEMNATION. The Mortgagor hereby irrevocably assigns to the Mortgagee any award or payment which becomes payable by reason of any taking of the Mortgaged Property, or any part thereof, either temporarily or permanently, in or by condemnation or other eminent domain proceedings or by reason of sale under threat thereof, or in anticipation of the exercise of the right of condemnation or other eminent domain proceedings. The Mortgagor will not enter into any agreement permitting or consenting to the taking of the Mortgaged Property or any part thereof or providing for the conveyance thereof in lieu of condemnation, with anyone authorized to acquire the same in condemnation or by eminent domain unless the Mortgagee shall have first consented thereto in writing. In the event of any such taking, any awards shall be adjusted jointly by the Mortgagor and the Mortgagee; provided, however, any award not adjusted or paid within 30 days after such taking may be adjusted solely by the Mortgagee at any time after said 30 day period if, and only if, an Event of Default exists at the time of adjustment. The Mortgagor will file or prosecute in good faith and with due diligence what would otherwise be its claim in any such award or payment and cause the same to be collected and paid over to the Mortgagee, and the Mortgagor irrevocably authorizes and empowers the Mortgagee (which power is coupled with an interest and given for security and is irrevocable), in the name of the Mortgagor or otherwise, to file and prosecute any such claim and to collect, receipt for and retain the same. The proceeds of the award or payment may, after deducting all reasonable costs and expenses which may have been incurred by the Mortgagee in the collection thereof, at the sole discretion of the Mortgagee, be released to the Mortgagor, applied to restoration of the Mortgaged Property or applied to the payment of the Indebtedness secured hereby, in such order of application as the Mortgagee may determine. Any such application to principal of the Note shall not extend or postpone the due date of the monthly installments referred to in the Note or change the amount of such installments.

12. FORBEARANCE BY MORTGAGEE NOT A WAIVER. Any delay by the Mortgagee in exercising any right or remedy hereunder or otherwise afforded by law or equity shall not be a waiver of or preclude the exercise of such right or remedy of any other right or remedy hereunder or at law or equity. The failure of the Mortgagee to exercise any option to accelerate maturity of the Indebtedness secured by this Mortgage, the forbearance by the Mortgagee before or after the exercise of such option, or the withdrawal or abandonment of proceedings provided for by this Mortgage shall not be a waiver of the right to exercise such option or to accelerate the maturity of such Indebtedness by reason of any past, present or future event which would permit acceleration under paragraph 16 hereof. The procurement of insurance or the payment of taxes or other liens or charges by the Mortgagee shall not be a waiver of the Mortgagee's right to accelerate the maturity of the Indebtedness hereby secured. The Mortgagee's receipt of any awards, proceeds or damages under paragraphs 6 and 10 hereof shall not operate to cure or waive default by the Mortgagor under paragraph 16 hereof.

13. MORTGAGEE'S REMEDIES CUMULATIVE. All remedies of the Mortgagee are distinct and cumulative to any other right or remedy under this Mortgagee or afforded by law or equity, and may be exercised concurrently or independently, and as often as the occasion therefor arises.

14. SUCCESSORS AND ASSIGNS BOUND; NUMBER; GENDER; JOINT AND SEVERAL LIABILITY; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, legal representatives, successors and assigns of the Mortgagee and the Mortgagor. Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. All covenants and agreements of the Mortgagor shall be joint and several; provided, however, that nothing contained in this Mortgage shall in any way obligate Mortgagor's spouse to pay the Note or the other indebtedness unless such spouse also signs the Note. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

15. NOTICE. Any notice from the Mortgagee to the Mortgagor under this Mortgage shall be deemed to have been given by the Mortgagee and received by the Mortgagor, when mailed by certified mail by the Mortgagee to the Mortgagor at the Mortgaged Property or at such other address as the Mortgagor may designate to the Mortgagee. Any notice from the Mortgagor to the Mortgagee under this Mortgage shall be deemed to have been given by the Mortgagor and received by the Mortgagee when received by the Mortgagee at the Mortgagee's address stated above, or at such other address as the Mortgagee may designate to the Mortgagor.

16. GOVERNING LAW; SEVERABILITY. This Mortgage shall be governed by the laws of the State of Minnesota. In the event that any provision or clause of this Mortgage conflicts with applicable law, such conflict shall not affect other provisions of the Mortgage which can be given effect without the conflicting provisions, and to this end the provisions of the Mortgage are declared to be severable. In the event that any applicable law in effect on the date hereof limiting the amount of interest or other item which may be lawfully charged against the Mortgagor is interpreted in a manner such that any payment provided for in this Mortgage or in the Note, whether considered separately or together with other payments that are considered a part of this Mortgage and Note transaction, violates such law, and Mortgagor is entitled to the benefit of such law, such payment is hereby reduced to the extent necessary to eliminate such violation.

17. DEFAULT; ACCELERATION AND FORECLOSURE. Each of the following occurrences shall constitute an event of default hereunder (herein called an "Event of Default"):

         (a) The Mortgagor shall fail to pay when due any amount payable under the Note or any other Indebtedness secured by this Mortgage and the continuance thereof for 10 calendar days;

         (b) The Mortgagor shall fail duly to perform or observe any of the other covenants contained in this Mortgage or in the Note and the continuance thereof for 10 calendar days;

         (c) The Mortgagor shall be dissolved or its corporate existence shall be terminated, or it shall become insolvent (however evidenced) or commit any act of bankruptcy or make a general assignment for the benefit of creditors, or if any proceeding is instituted by or against the Mortgagor for any relief under any bankruptcy or insolvency laws, or if a receiver is appointed of or a writ or order of attachment or garnishment is made or issued, or if any proceeding or procedure is commenced or any remedy supplementary to or in enforcement of a judgment is employed against, or with respect to any property of, the Mortgagor;

         (d) Any representation or warranty made by the Mortgagor herein is untrue or misleading in any material respect; or

         (e) The Mortgagor shall sell or transfer, or agree to sell or transfer all or any part of the Mortgaged Property or interest therein.

         Upon the occurrence of an Event of Default or at any time thereafter until such Event of Default is cured to the satisfaction of the Mortgagee, the Mortgagee may, at its option, exercise either or both of the following rights and remedies (and any other rights and remedies available to it):

         (a) The Mortgagee may declare immediately due and payable all Indebtedness secured by this Mortgage, and the same shall thereupon be immediately due and payable without presentment or other demand, protest, notice of dishonor or any other notice of any kind, all of which are hereby expressly waived. Receipt of partial payment of the Indebtedness after the Mortgagee has exercised its right under this subsection 16(a) shall not operate as a waiver of such right.

         (b) The Mortgagor hereby authorizes and empowers the Mortgagee to foreclose this Mortgage by action or advertisement, pursuant to the statutes of Minnesota in such case made and provided, power being herein expressly granted to sell the Mortgaged Property at public auction and to convey the same to the purchaser, and out of the proceeds arising from such sale, to pay all Indebtedness secured hereby with interest, and all legal costs and charges of such foreclosure and the maximum attorney's fees permitted by law, which costs, charges and fees the Mortgagor herein agrees to pay.

18. MISCELLANEOUS RIGHTS OF MORTGAGEE. The Mortgagee may at any time and from time to time, without notice, release any person liable for payment of any Indebtedness secured hereby, extend the time or agree to alter the terms of payment of any of the Indebtedness, accept additional security of any kind, release any property securing the Indebtedness, consent to the making of any plat or map of the Mortgaged Property or the creation of any easement thereon or any covenants restricting use of occupancy thereof, or alter or amend the terms of this Mortgage in any way. No such release, modification, addition or change shall affect the liability of any person other than the person so released for payment of any Indebtedness secured hereby, nor affect the priority and first lien status of this Mortgage upon any property not so released. Any personal property remaining upon the Mortgaged Property, after such Mortgaged Property has been possessed or occupied by the Mortgagee or its agent following foreclosure of this Mortgage or under any deed in lieu of foreclosure, shall be conclusively presumed to have been abandoned by the Mortgagor or any other former owner thereof; and the Mortgagee shall not in any way incur any liability or obligation to said Mortgagor of former owner by reason of any action which the Mortgagee in its sole discretion chooses to take with respect to said personal property; provided, however, that in no event shall the Mortgagee be required to take any affirmative action in preserving, protecting or otherwise overseeing the deployment or storage of said personal property, nor shall the Mortgagee incur any liability to the Mortgagor or former owner of said personal property because of failure to take any such affirmative action with respect to said personal property.

19. ADDITIONAL LOANS AND MODIFICATIONS. In addition to the payment of the Indebtedness secured hereby, this Mortgage shall also secure the payment of all other advances heretofore or at any time hereafter made to the Mortgagor by the Mortgagee and the payment of all other Indebtedness of every type and description now or hereafter owing by the Mortgagor to the Mortgagee, unless (in the case of such advance of Indebtedness) the Mortgagee agrees otherwise in writing. Nothing herein contained shall imply any obligation on the part of any holder of the Note to make any such additional loan. All those claiming by, through or under Mortgagor consent to any extensions or increases in the interest rate or principal amount of this Mortgage Indebtedness agreed to by the Mortgagee and Mortgagor, their successors and assigns.

20. ADDITIONAL COVENANTS. The Mortgagor further covenants and agrees as follows:

21.      Mortgagor waives all right of homestead exemption in the Land.

         IN WITNESS WHEREOF, The Mortgagor has duly executed this Mortgage as of the day and year first-above written:


                                    Winland Electronics Incorporated


                                    /s/ W. K. Hankins
                                    President


This instrument was drafted by: Tax statements for the real property described in this instrument should be sent to:

Norwest Bank Minnesota South,
National Association                           Winland Electronics Incorporated
Bank name                                      Name
P.O. Box 168                                   1950 Excel Drive
Bank address                                   Address
Mankato, MN  56002-0168                        Mankato, MN  56001
City, State and Zip                            City, State and Zip
                                               41-0992135
                                               Tax Identification No.



STATE OF MINNESOTA
                     SS.
COUNTY OF

         The foregoing instrument was acknowledged before me this _____ day of ____________, _____, by _______________________




                                    Notary Public, _____________
                                    County _________
                                    My Commission expires: ____________, ____



STATE OF MINNESOTA
                      SS.
COUNTY OF  Blue Earth

         The foregoing instrument was acknowledged before me this 7th day of May, 1996, by and W. Kirk Hankins, the President and of Winland Electronics, Inc., a Minnesota corporation, on behalf of the corporation.


                                           Christine M. Mallak

                                    Notary Public, Blue Earth County Minnesota
                                    My Commission expires: January 31 , 2000



OFFICE OF REGISTER OF DEEDS, STATE OF MINNESOTA   _____________, _____ No. ____

County of                                    Registration tax hereon of

I hereby certify that the within Mortgage      ___________________ Dollars paid.

was filed in this office for record on
the ____ day of _________, ______,              _______________________________
at _________ o'clock _____ M., and              County Treasurer
was duly recorded in Book _____             By___________________________ Deputy
of Mortgages, page ____.
                                              Countersigned:

________________________________            _________________________________
Registrar of Deeds                             County Auditor

By ______________________  _____ Deputy     By_______ __________________ Deputy

            (The above space is reserved for recording purposes only)


                         MORTGAGE MODIFICATION AGREEMENT
                       (Amending Mortgage of May 7, 1996)


         THIS AGREEMENT is made as of July 31, 1998, between Norwest Bank Minnesota South, National Association, having its office at Second and Hickory Streets, Mankato, Minnesota 56002 (the "Mortgage"), and Winland Electronics, Incorporated, a Minnesota corporation, having its office at 1950 Excel Drive, Mankato, Minnesota 56001 (the "Mortgagor").

                                    RECITALS

         A. The Mortgagee is the holder of the promissory note dated April 29, 1996, made by the Mortgagor and payable to the order of the Mortgagee in the original principal amount of $57,725.00 (the "1996 Term Note"). The 1996 Term Note provides for principal and interest to be payable together in installments with the last installment due and payable on May 31, 2001.

         B. As of the date hereof, the unpaid principal balance of the Note is $53,368.75.

         C. To secure payment of the 1996 Term Note, the Mortgagor executed and delivered a mortgage to the Mortgagee, dated May 7, 1996, subjecting to the lien thereof certain real estate located in Blue Earth County, Minnesota (the "Mortgage"), more particularly described in the Mortgage. Capitalized terms not otherwise defined herein shall have the meaning given them in the Mortgage.

         D. The Mortgage was filed for record on May 15, 1996, in the office of the Registrar of Titles of the above-named county as Document Number 6041, and in the office of the County Recorder of the above-named county as Document Number 52580.

         E. The Mortgagor has now asked the Mortgagee to increase the amount of the 1996 Term Note to $168,368.75, and to extend the maturity date to July 31, 2003. This proposed change is acceptable to the Mortgagor and the Mortgagee. The Mortgagor acknowledges that the Note and Mortgage are the legal and binding obligations of the Mortgagor, free of any claim, defense or offset.

         Accordingly, in consideration of the premises and other good and valuable consideration, each paid to the other, the parties hereto agree as follows:

         1. The Note, as described in the Mortgage, shall be amended to refer to the promissory note of even date given by the Mortgagor to the Mortgagee in the principal amount of $168,368.75, which is given as replacement for, and not in satisfaction of, the 1996 Term Note, and all replacements, refinancings and renewals thereof, which Note shall have a maturity date of July 31, 2003.

         2. Except as expressly amended herein, the Mortgage shall remain in full force and effect in accordance with their original terms.

         3. The Mortgage hereby restates and reaffirms all of the representations and covenants set forth in the Mortgage as if said representations and covenants were fully set forth herein.

         4. The Mortgagor hereby agrees to execute such other further agreements, documents and instruments as are deemed necessary or advisable by the Mortgagee from time to time in order to effectuate the purpose of the foregoing.

         IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have executed this Agreement this 31st day of July, 1998.

                                          NORWEST BANK MINNESOTA SOUTH,
                                            NATIONAL ASSOCIATION



                                          By:  /s/ Scott Ordahl

                                          Its:  ______________________


                                          WINLAND ELECTRONICS INCORPORATED,
                                          a Minnesota corporation



                                          By:  /s/ W. K. Hankins

                                          Its:  ______________________

            (The above space is reserved for recording purposes only)
===============================================================================

                                NOTE AND MORTGAGE
                             MODIFICATION AGREEMENT
                        (Amending Mortgage of May 7, 1996

         THIS NOTE AND MORTGAGE MODIFICATION (the "Agreement") is made as of September 29, 1999, between Norwest Bank Minnesota South, National Association (the "Mortgage"), having its office at Second and Hickory Streets, Mankato, Minnesota 56002, and Winland Electronics Incorporated, a Minnesota corporation, having its office at 1950 Excel Drive, Mankato, Minnesota 56001 (the "Mortgagor").

                                    RECITALS

         A. The Mortgage has previously loaned the Mortgagor the sum $168,368.75 (the "Term Loan"), which Term Loan is evidenced by a promissory note dated July 31, 1998, made by the Mortgagor and payable to the order of the Mortgagee in the original principal amount of $168,368.75 ("Note"). The Note provides for principal and interest to be payable together in installments with the last installment due and payable on July 31, 2003.

         B. Immediately prior to the execution of this Agreement, the unpaid principal balance of the Note was $166,326.64.

         C. To secure payment of the Note, the Mortgagor previously delivered a mortgage to the Mortgagee, dated May 7, 1996, subjecting to the lien thereof certain real estate located in Blue earth County, Minnesota (the "Mortgage"), more particularly described in the Mortgage.

         D. The Mortgage was filed for record on May 15, 1996, in the office of the Registrar of Titles of the above-named county as Document Number 6041, and in the office of the County Recorder of the above-named county as Document Number 52580.

         E. The Mortgagor has now asked the Mortgagee to increase the Term Loan by lending it an additional $363,726.00, which obligation continues to be evidenced by the Note.

         Accordingly, in consideration of the premises and other good and valuable consideration, each paid to the other, the parties hereto agree as follows:

         1. The Mortgagee shall, simultaneously with the execution of this Agreement, loan and deliver to the Mortgagor, the sum of $363,726.00, and the principal amount of the Note, following the increase of the Term Loan, shall be amended to reflect a total principal obligation of $530,052.64, with accrued interest of $1,131.87.

         2. The Note is hereby amended to reflect that, effective as of the date of this Agreement, the unpaid principal balance of the Note shall bear interest at an annual fixed rate of 8.25%, calculated on actual days elapsed in a year of 360 days.

         3. The Mortgage is hereby amended to reflect the above-described amendment to the Note.

         4. Except as expressly amended herein, the Note and Mortgage shall remain in full force and effect in accordance with their original terms.

         5. The Mortgagor hereby restates and reaffirms all of the representations and covenants set forth in the Note and Mortgage as if said representations and covenants were fully set forth herein.

         6. The Mortgagor hereby agrees to execute such other further agreements, documents and instruments as are deemed necessary or advisable by the Bank from time to time in order to effectuate the purposes of the foregoing.

         IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have executed this Agreement this 29th day of September, 1999.


WINLAND ELECTRONICS,
   INCORPORATED                              NORWEST BANK MINNESOTA SOUTH,
   a Minnesota corporation                      NATIONAL ASSOCIATION


By:      /s/ W. K. Hankins                   By:      /s/ Scott Ordall

Its:     CEO & CFO                           Its:     Vice President